Exhibit 32.1
CERTIFICATIONS

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In connection

with the Quarterly

Report on

Form 10-Q

for the

quarter ended

September 30,

2022 of Everest

Re
Group,

Ltd.,

a

company

organized

under

the

laws

of

Bermuda

(the

“Company”),

filed

with

the

Securities

and
Exchange

Commission on

the date

hereof (the

“Report”), the

undersigned

hereby certify,

pursuant

to 18

U.S.C.
ss. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1.

The

Report

fully

complies

with

the

requirements

of

section

13(a)

or

15(d)

of

the

Securities
Exchange Act of 1934, and
2.

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial
condition and results of operations

of the Company.
November 3, 2022
/S/ JUAN C. ANDRADE
Juan C. Andrade
President and
Chief Executive Officer
/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer